SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 13, 2000

                                 MicroAge, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                  File No. 0-15995          86-03221346
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 (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

             2400 South MicroAge Way, Tempe, Arizona             85282-1896
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             (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code:(480) 804-2000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 3.      BANKRUPTCY OR RECEIVERSHIP.

             On April 13, 2000, MicroAge, Inc. ("MicroAge"), and eleven of its subsidiaries, including its integration business, MicroAge Technology Services, L.L.C. and its distribution business, Pinacor, Inc. filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court in Phoenix, Arizona (the "Bankruptcy
             Court").

             MicroAge and its subsidiaries will all continue to operate on a business-as-usual basis while restructuring and have received approval from the Bankruptcy Court for "debtor-in-possession" interim financing.

             A press release regarding these filings for bankruptcy protection was made on April 13, 2000 and is attached hereto as Exhibit 99.1.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c) EXHIBITS.

                  EXHIBIT NO.         DESCRIPTION

                  99.1 Press Release dated April 13, 2000 announcing the filing of petitions for relief under Chapter 11 of the Bankruptcy Code.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICROAGE, INC.


Date:  April 17, 2000                  By:  /s/ Raymond L. Storck
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                                                Raymond L. Storck
                                                Vice President, Controller,
                                                Chief Financial Officer
                                                and Treasurer